united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 12/31

Date of reporting period: 6/30/16

Item 1. Reports to Stockholders.

Mariner Managed Futures Strategy Portfolio

Class 2 Shares

Semi-Annual Report

June 30, 2016

1-855-542-4642

Distributed by Northern Lights Distributors, LLC

Member FINRA

Mariner Managed Futures Strategy Portfolio
PORTFOLIO REVIEW (Unaudited)
June 30, 2016

The Portfolio's performance figures* for the periods ended June 30, 2016, compared to its benchmark:
			Annualized
				Since Inception
	Six Month	One Year	Three Year	June 7, 2012
Mariner Managed Futures Strategy Portfolio - Class 2	0.11%	(3.78)%	0.24%	0.32%
The Barclay BTOP 50 Index **	0.41%	2.83%	3.84%	2.35%

* The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or on the redemptions of Portfolio shares as well as other charges and expenses of the insurance contract, or separate account. The Portfolio's total annual operating expense is 2.75% for Class 2 per the May 1, 2016 prospectus. For performance information current to the most recent month-end, please call 1-855-542-4642.

** The Barclay BTOP50 Index ("BTOP50 Index") seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. The BTOP50 Index employs a top-down approach in selecting its constituents. The largest investable trading advisor programs, as measured by assets under management, are selected for inclusion in the BTOP50 Index. In each calendar year the selected trading advisors represent, in aggregate, no less than 50% of the investable assets of the Barclay CTA Universe. Investors cannot invest directly in an index.

The Portfolio's holding by type of investment are as follows:

Holdings by Type of Investment as of June 30, 2016*		% of Net Assets
Open-End Mutual Funds		47.9%
Exchange Traded Fund		18.9%
Other Assets Less Liabilities		33.2%
		100.0%

* The Holdings by Type of Investments detailed does not include derivative exposure.
Please refer to the Consolidated Portfolio of Investments in this semi-annual report for a detailed analysis of the Portfolio's holdings.

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED PORTFOLIO OF INVESTMENTS (Unaudited)
June 30, 2016

Shares				Value
	EXCHANGE TRADED FUND - 18.9%
	DEBT FUND - 18.9%
30,853	Vanguard Short - Term Corporate Bond ETF (Cost - $2,473,041)			$ 2,494,157

	OPEN-END MUTUAL FUNDS - 47.9%
	DEBT FUNDS - 47.9%
209,887	BlackRock Low Duration Bond Portfolio - Institutional			2,025,410
237,732	BMO Short - Term Income Fund - Institutional			2,239,433
196,875	MassMutual Premier Short - Duration Bond Fund - Institutional			2,035,683
	TOTAL OPEN-ENDED MUTUAL FUNDS (Cost - $6,312,573)			6,300,526

	TOTAL INVESTMENTS - 66.8% (Cost - $8,785,614) (b)			$ 8,794,683
	OTHER ASSETS LESS LIABILITIES - 33.2%			4,363,321
	NET ASSETS - 100.0%			$ 13,158,004

(a)	All or part of this instrument is a holding of MHBP Fund Limited.
(b)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $8,785,614 and differs from market value by net unrealized appreciation (depreciation) of securities as follow:
			Unrealized Appreciation:	$ 35,379
			Unrealized Depreciation:	(26,310)
			Net Unrealized Appreciation:	$ 9,069

SWAP CONTRACT (a)
Total return swap with Deutsche Bank AG, London Branch. The swap provides exposure to the total returns of the Chesapeake Diversified Program calculated on a daily basis with reference to a customized index that is proprietary to Deutsche Bank. The program is advised by Chesapeake Capital Corporation ("Chesapeake"). The reference index is comprised at any given time of trading positions selected by Chesapeake that include over-the-counter foreign exchange and currency option transactions and exchange traded futures and options in relation to any commodity, metal, financial instrument, currency, interest rate or index traded on certain exchanges. Under the terms of the swap, the Advisor has the ability to periodically adjust the notional level of the swap. The swap was effective on 8/20/2014 and has a term of five year therefrom unless earlier terminated. In addition, the swap value includes an annual fee of 0.75% payable to Deutsche Bank accrued on the notional level of the swaps. The following Deutsche Bank total return swap was open as of June 30, 2016.
				Unrealized
Reference Entity	Maturity Date	Notional Value		Depreciation
Deutsche Bank Swap	8/20/2019	$ 16,169,978		$ (593,897)

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES (Unaudited)
June 30, 2016

ASSETS
Investment securities:
At cost	$ 8,785,614
At value	$ 8,794,683
Deposit with broker for swaps (1)	5,212,460
Cash	1,585,412
Receivable for swap transactions	710,029
Receivable for fund shares sold	17,240
Dividends and interest receivable	5,770
Due from advisor	463
Prepaid expenses and other assets	285
TOTAL ASSETS	16,326,342

LIABILITIES
Advance on unrealized swap appreciation	2,550,000
Unrealized depreciation on swap contracts	593,897
Payable for Fund shares repurchased	4,830
Payable to related parties	4,797
Distribution (12b-1) fees payable	4,716
Accrued expenses and other liabilities	10,098
TOTAL LIABILITIES	3,168,338
NET ASSETS	$ 13,158,004

Composition of Net Assets:
Paid in capital	$ 14,593,577
Undistributed net investment loss	(1,364,293)
Accumulated net realized gain from investments and swaps	513,548
Net unrealized depreciation of investments and swaps	(584,828)
NET ASSETS	$ 13,158,004

Net Asset Value Per Share:
Class A Shares:
Net Assets	$ 13,158,004
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	1,425,448
Net asset value (Net Assets ÷ Shares Outstanding), offering price
and redemption price per share	$ 9.23

(1) Balance disclosed as collateral for swap.

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED STATEMENT OF OPERATIONS (Unaudited)
For the Six Months Ended June 30, 2016

INVESTMENT INCOME
Dividends	$ 53,036
Interest	3,675
TOTAL INVESTMENT INCOME	56,711

EXPENSES
Investment advisory fees	63,548
Distribution fees- Class 2	33,098
Administrative services fees	15,666
Legal Fees	14,821
Transfer agent fees	10,884
Audit Fees	9,472
Accounting services fees	9,413
Printing and postage expenses	8,391
Trustees fees and expenses	5,681
Insurance expense	41
Other expenses	13,252
TOTAL EXPENSES	184,267
Less: Fees waived by the Advisor	(51,679)
NET EXPENSES	132,588

NET INVESTMENT LOSS	(75,877)

NET UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net change in unrealized appreciation (depreciation) on:
Investments	140,600
Swaps	(194,191)
Net Change in Unrealized Depreciation on Investments	(53,591)

NET UNREALIZED LOSS ON INVESTMENTS	(53,591)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$ (129,468)

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	For the	For the
	Six Months Ended	Year Ended
	June 30, 2016	December 31, 2015
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment loss	$ (75,877)	$ (138,342)
Net realized gain on investments	-	525,211
Net change in unrealized depreciation on investments swaps	(53,591)	(1,829,401)
Net decrease in net assets resulting from operations	(129,468)	(1,442,532)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:	-	(1,162,763)
Total distributions to shareholders	-	(1,162,763)

SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	4,214,877	8,866,344
Reinvestment of dividends and distributions	-	1,159,903
Payments for shares redeemed	(4,203,815)	(4,377,161)
Net increase from shares of beneficial interest transactions	11,062	5,649,086

NET INCREASE (DECREASE) IN NET ASSETS	(118,406)	3,043,791

NET ASSETS
Beginning of period	13,276,410	10,232,619
End of Period *	$ 13,158,004	$ 13,276,410
*Includes undistributed net investment loss of:	$ (1,364,293)	$ (1,288,416)

SHARE ACTIVITY - CLASS 2
Shares Sold	440,045	766,345
Shares Reinvested	-	127,883
Shares Redeemed	(454,482)	(398,008)
Net increase (decrease) in shares of beneficial interest outstanding	(14,437)	496,220

Mariner Managed Futures Strategy Portfolio
CONSOLIDATED FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class 2
	Six Months Ended June 30		For the Year Ended December 31,			For the Period Ended December 31,
	2016		2015	2014	2013	2012 (a)
	(Unaudited)
Net asset value, beginning of year/period	$ 9.22		$ 10.84	$ 10.08	$ 9.70	$ 10.00

Activity from investment operations:
Net investment loss (b)	(0.05)		(0.10)	(0.19)	(0.19)	(0.10)
Net change in realized and unrealized gain (loss)
on investments (c)	0.06		(0.63)	0.95	0.57	(0.20)
Total from investment operations	0.01		(0.73)	0.76	0.38	(0.30)

Less distributions from:
Net investment income	-		(0.89)	-	-	-
Total distributions	-		(0.89)	-	-	-

Net asset value, end of year/period	$ 9.23		$ 9.22	$ 10.84	$ 10.08	$ 9.70

Total return	0.11%	(d)	(6.63)%	7.54%	3.92%	(3.00)%	(d)

Net assets, at end of year/period (000s)	$ 13,158		$ 13,276	$ 10,233	$ 2,992	$ 1,256

Ratio of gross expenses to average net assets (e,f)	2.78%	(g)	2.61%	4.70%	9.20%	15.00%	(g)
Ratio of net expenses to average net assets (f)	2.00%	(g)	2.00%	2.00%	2.00%	2.00%	(g)
Ratio of net investment loss to average net assets (f)	(1.15)%	(g)	(0.98)%	(1.99)%	(1.88)%	(1.89)%	(g)

Portfolio Turnover Rate	0%	(d)	104%	0%	103%	0%	(d)

(a)	The Mariner Managed Futures Strategy Portfolio commenced operations on June 7, 2012.
(b)	Per share amounts calculated using the average shares method, which more appropriately represents the per share data for the year or period.
(c)	Realized and unrealized gains (losses) per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the year.

(d) Not Annualized.
(e)	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursement by advisor.
(f)	Does not include the expenses of other investment companies or the swap in which the Portfolio invests.
(g) Annualized.

Mariner Managed Futures Strategy Portfolio

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (Unaudited)

June 30, 2016

1.	ORGANIZATION

The Mariner Managed Futures Strategy Portfolio (the “Portfolio”) is a diversified series of shares of beneficial interest of Northern Lights Variable Trust (the “Trust”), a trust organized under the laws of the State of Delaware and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Portfolio commenced operations on June 7, 2012 and currently offers class 2 shares at net asset value. The Portfolio is an investment vehicle for variable annuity contracts and flexible premium variable life insurance policies, qualified pension and retirement plans and certain unregistered separate accounts. The Portfolio’s investment objective is to seek income and capital appreciation.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolio in preparation of its consolidated financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The portfolio follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Securities valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type. If market quotations are not readily available or are determined to be unreliable, securities will be valued at their fair market value as determined in good faith by the Trust’s Fair Value Committee and in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “fair value procedures”). The Board will review the fair value method in use for securities requiring a fair market value determination at least quarterly. The fair value procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations with remaining maturities in excess of sixty days are valued at current market prices by an independent pricing service approved by the Board. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

MHBP Fund Limited (“MHBP Ltd.”) is a wholly-owned and controlled foreign subsidiary of the Portfolio. Monte Capital Group, LLC (the “Advisor”) fair values MHBP Ltd.’s and the underlying investments daily.

The Portfolio may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor. The team may enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; and (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Portfolio’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Portfolio’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Valuation of Fund of Funds - The Portfolio may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Portfolio will not change.

Exchange Traded Funds – The Portfolio may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Portfolio may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Swap Agreement – The Portfolio is subject to equity price risk, interest rate risk and/or commodity risk in the normal course of pursuing its respective investment objectives. The Portfolio may hold fixed-rate bonds, the value of which may decrease if interest rates rise. The Portfolio may enter into various swap transactions for investment purposes or to manage interest rate, equity, foreign exchange (currency) or credit risk. These are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular, pre-determined investments or instruments.

To help to reduce counterparty risk on the Portfolio, the Advisor has the right to reduce the Portfolio’s exposure and remove cash from the Portfolio’s total return swap with Deutsche Bank AG. This cash holding shall be in excess of $500,000, and may not exceed 40% of the index exposure in total. Index exposure is defined as the total notional amount plus any profit. Any amount of the cash holding disbursed will be offset against the final settlement value of the swaps. As of June 30, 2016, the Portfolio, at the request of the Advisor, had $5,212,460 in cash holdings as shown in the Portfolio’s Consolidated Statement of Assets and Liabilities under deposit with broker for swap. The Portfolio also took an advance on unrealized swap appreciation of $2,550,000 with Deutsche Bank.

The gross returns to be exchanged or “swapped” between parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index or market segment. Changes in the value of swap agreements are recognized as unrealized gains or losses in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Swap agreements are subject to the risk that the counterparty to the swap will default on its obligation to pay the Portfolio and the risk that the Portfolio will not be able to meet its obligations to pay the counterparty to the swap. Swap agreements may also involve fees, commissions or other costs that may reduce the Portfolio’s gains from a swap agreement or may cause the Portfolio to lose money. Realized gains and losses from the decrease in notional value of the swap are recognized on trade date. A liquidation payment received or made at the termination of the swap agreement is recorded as a realized gain or loss, on the trade date basis, on the Consolidated Statement of Operations.

MHBP Ltd. maintains cash of at least 25% of the notional value of the swap net of unrealized appreciation, as collateral to secure its obligations under the swap. The cash maintained as collateral is recorded as deposit with broker for swap on the Consolidated Statement of Assets and Liabilities. As of June 30, 2016 the notional value of the swap was $16,169,978. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that that amount is positive. If the Advisor determines that the counterparty presents an imprudent risk, the swap may be terminated in its entirety. As of June 30, 2016 the net change in unrealized depreciation on the swap contract was $194,191. The unrealized depreciation on the swap contract as of June 30, 2016 is disclosed on the Consolidated Portfolio of Investments.

Fair Value – The Portfolio utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a fair value hierarchy and specifies that a valuation technique used to measure fair value shall minimize the use of unobservable inputs. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in orderly transaction between market participants (i.e. the exit price at the measurement date). The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy under U.S. GAAP are described below:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolio has the ability to access.

Level 2 – Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolio’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following table summarizes the inputs used as of June 30, 2016 for the Portfolio’s investments measured at fair value:

Assets	Level 1	Level 2	Level 3	Total
Investments:
Exchange Traded Fund	$ 2,494,157	$ -	$ -	$ 2,494,157
Open-End Mutual Funds	6,300,526	-	-	6,300,526
Total Investments	$ 8,794,683	$ -	$ -	$ 8,794,683
Liabilities
Derivatives
Swap Contract	$ -	$ (593,897)	$ -	$ (593,897)

The Portfolio did not hold any Level 3 securities during the fiscal year.

There were no transfers into or out of Level 1 and Level 2 during the current period presented. It is the Portfolio’s policy to recognize transfers into or out of any level at the end of the reporting period.

Consolidation of Subsidiary – The consolidated financial statements of the Portfolio includes MHBP Ltd., a controlled foreign corporation (“CFC”) and wholly owned and controlled subsidiary. All inter-company accounts and transactions have been eliminated in consolidation. The Portfolio may invest up to 25% of its total assets in MHBP Ltd., which acts as an investment vehicle in order to effect certain investments consistent with the Portfolio’s investment objectives and policies.

The CFC utilizes commodity based derivative products to facilitate the Portfolio’s pursuit of its investment objectives. In accordance with its investment objective and through its exposure to the aforementioned commodity based derivative products, the Portfolio may have increased or decreased exposure to one or more of the risk factors defined in the Principal Investment Risks disclosure in Note 3.

A summary of the Portfolio’s investment in MHBP Ltd. is as follows:

	Inception Date of MHBP Ltd.	MHBP Ltd. Net Assets at June 30, 2016	% Of Total Net Assets at June 30, 2016
MHBP Ltd.	9/11/2012	$2,778,647	21.12%

Security transactions and related income – Security transactions are accounted for on the trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Dividends and distributions to shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are recorded on ex dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Portfolio.

Federal income tax – It is the Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolio recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Portfolio’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken on returns filed for the open tax years 2013-2015 or expected to be taken in the Portfolio’s 2016 tax returns. The Portfolio identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Portfolio makes significant investments; however the Portfolio is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For tax purposes, MHBP Ltd. is an exempted Cayman investment company. MHBP Ltd. has received an undertaking from the government of the Cayman Islands exempting it from all local income, profits and capital gains taxes. No such taxes are levied in the Cayman Islands at the present time. For U.S. income tax purposes, MHBP Ltd. is a controlled foreign corporation and as such is not subject to U.S. income tax. However, a portion of MHBP Ltd.’s net income and capital gain, to the extent of its earnings and profits, will be included each year in the Portfolio’s investment company taxable income.

Expenses – Expenses of the Trust that are directly identifiable to a specific portfolio are charged to that portfolio. Expenses which are not readily identifiable to a specific portfolio are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Portfolio enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Portfolio’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3. INVESTMENT TRANSACTIONS

For the six months ended June 30, 2016, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $32,139 and $0 respectively.

Offsetting of Financial Assets and Derivative Asset

The Portfolio’s policy is to recognize a net asset or liability equal to the unrealized appreciation/(depreciation) on the swap contract. The following table presents the Portfolio’s asset and liability derivatives available for offset under a master netting arrangement along with collateral pledged for the contract as of June 30, 2016.

Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets & Liabilities	Net Amounts of Liabilities Presented in the Statement of Assets & Liabilities	Financial Instruments	Cash Collateral Pledged *	Net Amount
Swap contract	$ (593,897)	$ -	$ (593,897)	$ -	$ 593,897	$ -

* The amount is limited to the derivative liability balance and accordingly does not include excess collateral pledged to the counterparty. As of June 30, 2016, the portfolio had $5,212,460 as cash pledged as collateral.

During the normal course of business, the Portfolio purchases and sells various financial instruments, which may result in market, credit and liquidity risks, the amount of which is not apparent from the consolidated financial statements.

Impact of Derivatives on the Consolidated Statement of Assets and Liabilities and Consolidated Statement of Operations

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Assets and Liabilities as of June 30, 2016:

Derivative Investment Type           Location on the Consolidated Statement of Assets and Liabilities

Equity/Currency/Commodity/
Interest Rate                                Unrealized depreciation on swap contract

The following table sets forth the fair value of the Portfolio’s derivative contracts by primary risk exposure as of June 30, 2016:

	Commodity	Total As of June 30, 2016
Swap Contract	$ (593,897)	$ (593,897)

The following is a summary of the location of derivative investments on the Portfolio’s Consolidated Statement of Operations for the six months ended June 30, 2016:

Derivative Investment Type                                           Location of Gain/Loss on Derivative

Equity/Currency/Commodity/Interest Rate                    Net unrealized appreciation (depreciation)
                                                                                on swap contract

The following is a summary of the Portfolio’s unrealized gain (loss) on derivative investments recognized in the Consolidated Statement of Operations categorized by primary risk exposure for the six months ended June 30, 2016:

Changes in unrealized appreciation/(depreciation) on derivatives recognized in the Consolidated Statement of Operations
Derivative Investment Type	Commodity Risk	Total for the six months ended June 30, 2016
Swap Contract	$ (194,191)	$ (194,191)

Associated Risks:

Principal Investment Risk - As with all mutual funds, there is the risk that you could lose money through your investment in the Portfolio. The Portfolio is not intended to be a complete investment program. Many factors affect the Portfolio's net asset value and performance.

The following risk applies to the Portfolio through its direct investments as well as indirectly through investments in underlying funds and MHBP Ltd.

General Market Risk. The risk that the value of the Portfolio's shares will fluctuate based on the performance of the Portfolio's investments and other factors affecting the commodities and/or securities markets generally.

Market Risk: Market risk is the risk that changes in interest rates, foreign exchange rates or equity prices will affect the positions held by the Portfolio. The Portfolio is exposed to market risk on financial instruments that are valued at market prices as disclosed in the Consolidated Portfolio of Investments. The prices of derivative instruments, including options, forwards and futures prices, can be highly volatile. Price movements of derivative contracts in which the Portfolio's assets may be invested are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. The Portfolio is exposed to market risk on derivative contracts in that the Portfolio may not be able to readily dispose of its holdings when it chooses and also that the price obtained on disposal is below that at which the investment is included in Portfolio’s consolidated financial statements. All financial instruments are recognized at fair value, and all changes in market conditions directly affect net income. The Portfolio’s investments in derivative instruments are exposed to market risk and are disclosed in the Consolidated Portfolio of Investments.

Credit Risk: Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Counterparty Risk: The Portfolio invests in derivative instruments issued for the Portfolio by Deutsche Bank, AG (“Deutsche”) a Deutsche Product (“Product”). If Deutsche becomes insolvent, Deutsche may not be able to make any payments under the Product and investors may lose their capital invested in the Product. A decline in Deutsche’s financial standing is likely to reduce the market value of the Product and therefore the price an investor may receive for the Product if they sell it in the market.

Liquidity Risk: Liquidity risk is the risk that the Portfolio will encounter difficulty in raising funds to meet commitments. Liquidity risk may result in an inability to sell investments quickly at close to fair value. The Portfolio’s financial instruments include investments in securities which are not traded on organized public exchanges and which generally may be illiquid. As a result the Portfolio may not be able to quickly liquidate its investments in these instruments at an amount close to its fair value in order to meet its liquidity requirements. The Portfolio does not anticipate any material losses as a result of liquidity risk.

Commodities Risk: Commodity risk related to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Commodity prices may be influenced by unfavorable weather, animal and plant disease, geologic and environmental factors as well as changes in government regulation such as tariffs, embargoes or burdensome production rules and restrictions. Examples of commodity assets include, but are not limited to, crude oil, eating oil, metals, livestock, and agricultural products.

Derivatives Risk: The derivative instruments in which the Portfolio may invest, including futures, forwards, options, swaps, including total return swaps, repurchase agreements and other similar instruments, may be more volatile than other instruments. The risks associated with investments in derivatives also include liquidity, interest rate, market, credit and management risks, mispricing or improper valuation. Changes in the market value of a derivative may not correlate perfectly with the underlying asset, rate or index, and the Portfolio could lose more than the principal amount invested. In addition, if a derivative is being used for hedging purposes there can be no assurance given that each derivative position will achieve a perfect correlation with the security or currency against which it is being hedged, or that a particular derivative position will be available when sought by the portfolio manager.

Please refer to the Portfolio’s prospectus for a full listing of risks associated with the Portfolio’s investment strategies.

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH RELATED PARTIES

Monte Capital Group, LLC, serves as the Portfolio’s investment advisor.

Pursuant to an investment advisory agreement with the Trust on behalf of the Portfolio, the Advisor, under the oversight of the Board, directs the daily operations of the Portfolio and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Portfolio pays the Advisor an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.96% of the Portfolio’s average daily net assets. Pursuant to the investment advisory agreement, the Advisor accrued $63,548 in advisory fees for the six months ended June 30, 2016.

The Advisor has contractually agreed to reduce its fees and to reimburse expenses of the Portfolio to ensure that total annual portfolio operating expenses after fee waiver and/or reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses), borrowing costs (such as interest and dividend expense on securities sold short), taxes; and extraordinary expenses such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)) will not exceed 2.00% of average daily net assets attributable to Class 2 shares. These fee waivers and expense reimbursements are subject to possible recoupment from the Portfolio in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. This agreement may be terminated only by the Board, on 60 days written notice to the Advisor. Fee waiver and reimbursement arrangements can decrease the Portfolio's expenses and boost its performance. Cumulative expenses subject to recapture pursuant to the aforementioned conditions will expire December 31st of the following years:

2016	$ 31,016	(1)
2017	146,424
2018	85,754
2019	51,679
	$ 314,873

(1) On December 9, 2013 the predecessor advisor, RJO Investment Management, LLC, terminated its advisory agreement with the Trust, with respect to the Portfolio, and forfeited their right to recoup waived fees. Waived fees for the year ended December 31, 2013 were $176,653, of which $31,016, is subject to recoupment by the Advisor through December 31, 2016.

The Trust, with respect to the Portfolio, has adopted the Trust’s Master Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Portfolio at an annual rate of 0.50% of its average daily net assets and is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Portfolio’s shareholder accounts not otherwise required to be provided by the Advisor. During the six months ended June 30, 2016, pursuant to the Plan, Class 2 incurred $33,098 of service and/or distribution fees.

The Distributor acts as the Portfolio’s principal underwriter in a continuous public offering of the Portfolio’s Class 2 shares.

In addition, certain affiliates of the Distributor provide services to the Portfolio as follows:

Gemini Fund Services, LLC (“GFS”), an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Portfolio pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Portfolio. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Portfolio for servicing in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Portfolio.

Blu Giant, LLC (“Blue Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Portfolio on an ad-hoc basis.

5. CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a portfolio creates presumption of control of the portfolio under section 2(a)(9) of the 1940 Act. As of June 30, 2016, Nationwide Life Insurance Co. and Jefferson National held 45.55% and 45.70%, respectively, of the voting securities of Class 2 shares.

6. TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal year ended December 31, 2015 was as follows:

	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014
Ordinary Income	$ 1,162,763	$ -

There were no distributions for the fiscal year ended December 31, 2014.

As of December 31, 2015, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed	Undistributed	Capital Loss	Post October	Other	Unrealized	Total
Ordinary	Long-Term	Carry	& Late year	Book/Tax	Appreciation/	Accumulated
Income	Gains	Forwards	Losses	Differences	(Depreciation)	Earnings/(Deficits)
$ -	$ -	$ (29,048)	$ -	$ (1,145,526)	$ (131,531)	$ (1,306,105)

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized capital gains/losses and unrealized depreciation from investments is primarily attributable to adjustments for the Portfolio’s wholly owned subsidiary.

At December 31, 2015, the Portfolio had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring	Non-Expiring
Short-Term	Long-Term	Total
$ 29,048	$ -	$ 29,048

Permanent book and tax differences, primarily attributable to the reclass of net operating losses and ordinary income distributions, resulted in reclassifications for the portfolio for the year ended December 31, 2015 as follows:

Paid In Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
$ (138,406)	$ 138,406	$ -

7. SUBSEQUENT EVENTS

Subsequent events have been evaluated after the date of the Consolidated Statement of Assets and Liabilities through the date the consolidated financial statements were issued. Management has concluded that no events or transactions occurred requiring adjustment or disclosure in the consolidated financial statements.

Mariner Managed Futures Strategy Portfolio

EXPENSE EXAMPLES (Unaudited)

June 30, 2016

As a shareholder of the Mariner Managed Futures Strategy Portfolio, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2016 through June 30, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below; together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

The table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Actual	Annualized Expense Ratio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Paid During Period* 1/1/16 – 6/30/16
Class 2	2.00%	$1,000.00	$1,001.10	$9.95

Hypothetical (5% return before expenses)	Annualized Expense Ratio	Beginning Account Value 1/1/16	Ending Account Value 6/30/16	Expense Paid During Period* 1/1/16 - 6/30/16
Class 2	2.00%	$1,000.00	$1014.92	$10.02

* Expenses are equal to the Portfolio’s annualized expense ratio multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (366).

Mariner Managed Futures Strategy Portfolio

SUPPLEMENTAL INFORMATION (Unaudited)(Continued)

June 30, 2016

Mariner Managed Futures Strategy Portfolio*

In connection with the regular meeting held on March 23-24, 2016, the Board of Trustees (the “Trustees”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, discussed the approval of (i) an investment advisory agreement (the “Advisory Agreement”) between the Trust, on behalf of Mariner Managed Futures Strategy Portfolio (the “Portfolio” or “Mariner VIT”), and Monte Captial Group LLC (“Monte Capital” or the “Adviser”) and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) between Monte Capital and Chesapeake Capital Corporation (“Chesapeake”), with respect to Mariner Managed Futures Strategy Portfolio (the “Portfolio” or “Mariner VIT”). In considering the renewal of the Advisory and Sub-Advisory Agreements, the Trustees received materials specifically relating to the Advisory and Sub-Advisory Agreements.

The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory and Sub-Advisory Agreements, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory and Sub-Advisory Agreements.

Adviser – Monte Capital Group, LLC

Nature, Extent and Quality of Service. The Trustees noted that the firm was founded in 2012, has approximately $46 million in assets under management, and primarily serves hedge funds, managed accounts and mutual funds. The Trustees discussed the backgrounds of the personnel responsible for servicing the Portfolio, noting that they had particular expertise in alternative investments, futures and commodities. They discussed in detail the adviser’s thorough process for providing ongoing supervision of a sub-adviser that will implement the managed futures strategy for the Portfolio. They also noted that the adviser intends to provide compliance support to ensure the sub-adviser adheres to the Portfolio’s investment limitations and to monitor for style drift. They considered that the adviser will manage the Portfolio’s fixed income allocation, and discussed the adviser’s investment process for selecting fixed income investments for the Portfolio. The Trustees observed that the adviser monitors compliance with the Portfolio’s investment limitations regularly. The Trustees noted that the adviser takes a number of quantitative and qualitative factors into account when selecting brokers and determining best execution. The Trustees noted that the adviser’s investment team has significant experience in managed futures, a solid understanding of risk management and compliance, and they expressed their appreciation with the adviser’s efforts to increase efficiency of the Portfolio’s operations to the benefit of shareholders. After discussion, the Trustees concluded that the adviser should continue to provide quality service to the Portfolio and its shareholders.

Performance. The Trustees evaluated the performance of the Portfolio, noting that while Chesapeake had indirectly served the Portfolio since August of 2014 as a commodity trading advisor (“CTA”) underlying a swap, the adviser was proposing that Chesapeake serve as the Portfolio’s sub-adviser and eliminate the swap. They discussed how the proposed change in structure would eliminate swap fees and CTA management and performance fees, which have a drag on performance. They reviewed the longer-term performance of the Portfolio, noting that the Portfolio’s longer-term underperformance relative to its benchmark, Morningstar category and peer group were due primarily to the poor performance of a previous CTA. The Trustees also considered the adviser’s detailed explanation of the reasons for the Portfolio’s material underperformance relative to its benchmark, Morningstar category and peer group over the 1-year period, noting that much of such underperformance was attributable to market volatility and the Portfolio’s historical inability, caused by limitations imposed by the swap provider, to participate fully in the program offered by Chesapeake. They reasoned that with the elimination of the swap, the Portfolio would be able to participate fully in Chesapeake’s strategy, which had the potential to improve performance. After further discussion, the Trustees acknowledged their appreciation for the adviser’s continued willingness to modify its approach for the benefit of shareholders, and concluded that with the addition of Chesapeake as a sub-adviser, the Portfolio had the potential to provide reasonable returns to shareholders.

Fees and Expenses. The Trustees considered the proposed advisory fee of 1.70%, the proposed allocation of the fee among the adviser and sub-adviser, and their respective duties. They noted that the proposed advisory fee was higher than any fund in the peer group, higher than the Morningstar category average, and within the range of the Morningstar category. They noted that most of the funds in the peer group did not use a third party sub-adviser to execute a managed futures strategy, and reasoned that such a structure would necessitate higher advisory fees. They also discussed supplemental fee comparison data provided by the adviser, noting certain funds with structures more comparable to the one proposed by the adviser tended to have fees that were closer to, and in some cases higher than, the proposed advisory fee of 1.70%. The Trustees considered the additional efforts that would be required to monitor a sub-adviser, as well as the significant reduction of the impact of the costs associated with the execution of the Portfolio’s Managed Futures Strategy that would result from the engagement of Chesapeake as sub-adviser. They also considered that the adviser was not proposing a change in the expense cap applicable to the Portfolio. After discussion, it was the consensus of the Trustees that the advisory fee was not unreasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Fund. The Trustees considered the projections of Portfolio growth provided by the adviser, and noted the adviser’s willingness to consider breakpoints once the Portfolio reached a certain level of assets. The Trustees concluded that, especially in light of the reduction in the impact of costs associated with execution of the Portfolio’s Managed Futures strategy that would result from the engagement of Chesapeake, the absence of breakpoints was acceptable at this time, and they agreed that the matter of economies of scale would be revisited as the size of the Portfolio materially increases.

Profitability. The Trustees reviewed the profitability analysis provided by the adviser. They noted that the adviser anticipated realizing a loss in the first year following the engagement of Chesapeake as sub-adviser and a reasonable profit in the second year. They reasoned that based on the information provided by the adviser, the estimated profitability was not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure is reasonable, that despite an increased advisory fee, the impact of costs associated with execution of the Portfolio’s Managed Futures strategy would be reduced, expenses would be more transparent to shareholders, and the direct relationship with Chesapeake would enhance the adviser’s ability to monitor Chesapeake’s trading activities. The Trustees determined that the fee structure was reasonable and that approval of the advisory agreement was in the best interests of the Portfolio and its shareholders.

Sub-Adviser – Chesapeake Capital Corporation

Nature, Extent and Quality of Service. The Trustees reviewed the history of Chesapeake, noting the firm was established in 1988 as a CTA and commodity pool operator. They also noted the firm registered with the SEC as an investment adviser in early 2016. They observed that Chesapeake manages approximately $153 million in assets in its CTA program and aims to provide uncorrelated returns across a broad range of global markets and variable market conditions. They discussed the background information of the key personnel who will be responsible for sub-advising the Portfolio, noting the team’s deep experience with managed futures and commodities. They noted that Chesapeake will be responsible for managing the managed futures portion of the Portfolio, and that the firm will use a systematic approach to detect price patterns and trends. They further noted that the firm implements its investment process using computerized and mathematical analysis of futures product data and performs historical testing of new trading concepts. The Trustees discussed Chesapeake’s risk management program, noting that the firm monitors risk at the individual, market, sector and portfolio levels, adjusting exposures based on market volatility. They noted that the firm also utilizes stop loss orders to help manage risk. The Trustees observed that the sub-adviser will monitor compliance with the Portfolio’s investment limitations on a pre-trade and post-trade basis. They noted that Chesapeake selects futures commissions merchants (“FCMs”) based on a number of factors, and performs an annual review of all FCMs used as part of the firm’s best execution efforts. The Trustees acknowledged Chesapeake’s long history as a CTA and robust experience within the managed futures industry. They noted that the firm emphasizes solid research and has demonstrated an ability to adapt to changing market environments. After further discussion, the Trustees concluded that Chesapeake had the potential to provide high quality service to the Portfolio, adviser and shareholders of Mariner VIT.

Performance. The Board reviewed the historical performance provided by the sub-adviser, noting that the performance presented the average returns of accounts that trade pursuant to the sub-adviser’s Diversified Program, the trading strategy proposed to be used for the Portfolio. They considered the long-term nature of the sub-adviser’s strategy, and reasoned that it had the potential to cause varied performance from year to year. They noted that the sub-adviser’s strategy outperformed the BTOP 50 over the 1-year, 5-year, and since inception time periods, while underperforming that benchmark by approximately 2.0% over the 10-year period. They also noted that the sub-adviser’s strategy outperformed the S&P 500 over the 1-year and since inception periods, while underperforming that benchmark over the 5- and 10-year periods. After further discussion, the Trustees concluded that the sub-adviser’s expected performance should benefit the Portfolio and its shareholders.

Fees and Expenses. The Trustees considered that the sub-adviser will receive an annual fee of 0.85%, and noted that the fee was substantially lower than the average fee charged by the sub-adviser to the other accounts it manages as a CTA with a similar strategy. They noted that changing the role of Chesapeake from the Portfolio’s indirect CTA (via a swap) to its sub-adviser would have a net effect of reducing the impact of the costs associated with executing the Portfolio’s Managed Futures strategy. After further discussion, the Trustees concluded that the proposed sub-advisory fee was reasonable.

Economies of Scale. The Trustees considered whether there will be economies of scale with respect to the management of the Portfolio. The Trustees agreed that this was primarily an adviser level issue and should be considered with respect to the overall advisory contract, taking into consideration the impact of the sub-advisory expense. After discussion, it was the consensus of the Trustees that a lack of breakpoints was acceptable and the shareholders will benefit from lower overall expenses as the Portfolio grows.

Profitability. The Trustees considered the anticipated profits to be realized by the sub-adviser in connection with its relationship with the Portfolio and whether the amount of profit is a fair entrepreneurial profit with respect to the sub-advisory services to be provided to the Portfolio. The Trustees noted that the sub-adviser estimates realizing losses in the first two fiscal years of its engagement as sub-adviser. The Trustees concluded that the anticipated level of profit was not excessive.

Conclusion. Having requested and received such information from the sub-adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the sub-advisory agreement, and as assisted by the advice of counsel, the Trustees concluded that the fee structure was reasonable and that approval of the sub-advisory agreement was in the best interests of the Portfolio and its shareholders.

*Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the fund. In addition, as of June 30, 2016, both the Advisory Agreement and Sub-Advisory Agreement remain subject to shareholder approval and are, as a result, not yet effective.

PRIVACY NOTICE

Northern Lights Variable Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS VARIABLE TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

  Social Security number and wire transfer instructions
  account transactions and transaction history
  investment experience and purchase history
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Variable Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Variable Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Variable Trust

Page 2

What we do:
How does Northern Lights Variable Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Variable Trust collect my personal information?

We collect your personal information, for example, when you

•   open an account or deposit money

•   direct us to buy securities or direct us to sell your securities

•   seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•   sharing for affiliates’ everyday business purposes – information about your creditworthiness.

•   affiliates from using your information to market to you.

•   sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust doesn’t share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Northern Lights Variable Trust doesn’t share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. • Northern Lights Variable Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how the Portfolio voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolio uses to determine how to vote proxies is available without charge, upon request, by calling 1-855-542-4642, or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolio files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-542-4642.

INVESTMENT ADVISOR

Monte Capital Group, LLC

11 Broadway

New York, N.Y. 10004

ADMINISTRATOR

Gemini Fund Services, LLC

80 Arkay Drive, Suite 110

Hauppauge, New York 11788

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)	Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 9/7/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 9/7/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 9/7/16